Prudential Investment Portfolios 6

Prudential California Muni Income Fund

Supplement dated June 10, 2016 to the
Currently Effective Prospectus and Summary Prospectus of the Fund named above (the Fund)

Effective June 30, 2016, the Barclays California Municipal Bond Index will be utilized by the Fund as a secondary benchmark for the Fund.

To reflect the addition of the secondary benchmark, in the section of the Fund’s Summary Prospectus and the Fund’s Prospectus entitled “Investments, Risks and Performance,” the Index returns table is deleted and replaced with the following new table:

Index % (reflects no deduction for fees, expenses or taxes)
	One Year	Five Years	Ten Years
Barclays Municipal Bond Index	9.05	5.16	4.74
Barclays California Municipal Bond Index	9.97	6.20	5.05

The “Glossary” section of the Fund’s Prospectus is supplemented by adding the following definition for the Barclays California Municipal Bond Index:

Barclays California Municipal Bond Index. The Barclays California Municipal Bond Index is an unmanaged index of long-term investment-grade California municipal bonds. It gives a broad look at how long-term investment-grade California municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. Source: Barclays Indices, POINT ©2013 Barclays Capital Inc.

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